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                                                                  EXHIBIT 10(aa)

                                                                  EXECUTION COPY

                 AMENDMENT NO. 2 TO THREE YEAR CREDIT AGREEMENT

     This Amendment No. 2 to Three Year Credit Agreement (this "Amendment") is entered into as of February 7, 2003 by and among Aon Corporation, a Delaware corporation (the "Borrower"), Bank One, NA, a national banking association having its principal office in Chicago, Illinois, individually and as agent (the "Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain $437,500,000 Three-Year Credit Agreement dated as of February 8, 2002 (as amended by Amendment No. 1 to Three Year Credit Agreement dated as of November 21, 2002, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below. As of the date hereof there are no Loans outstanding.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. AMENDMENT TO CREDIT AGREEMENT. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

               (a)     ARTICLE I of the Credit Agreement is amended as follows:

               (i) by deleting the definitions of "Material Adverse Effect" and "364-Day Agreement" in their entirety and replacing them with the following:

               "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or otherwise), performance, results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

               "364-Day Agreement" means that certain 364-Day Credit Agreement dated as of February 7, 2003 among the Borrower, Bank One, as agent, and the lenders party thereto, as from time to time amended, restated or otherwise modified.

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               (ii)    by deleting the definitions of "CSC", "CSC Distribution
          Agreement", "CSC Group", "CSC Spin-Off", "Post-Spin-Off Group" and "Transitional Services" in their entirety.

               (b) SECTION 5.7 of the Credit Agreement is amended by deleting the reference therein to the date "December 31, 1989" and replacing it in its entirety with a reference to the date "December 31, 1997".

               (c) SECTION 5.13 of the Credit Agreement is amended in its entirety and replaced with the following:

               5.13. OWNERSHIP OF PROPERTIES. As of the date of this Agreement, the Borrower and its Subsidiaries have a subsisting leasehold interest in, or good and marketable title, free of all Liens, other than those permitted by SECTION 6.12 or by any of the other Loan Documents, to all of the properties and assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof. The Borrower and its Subsidiaries own or possess rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks and trade names necessary to continue to conduct their business as heretofore conducted, and no such license, patent or trademark has been declared invalid, been limited by order of any court or by agreement or is the subject of any infringement, interference or similar proceeding or challenge, except for proceedings and challenges which could not reasonably be expected to have a Material Adverse Effect.

               (d) SECTION 5.18 of the Credit Agreement is deleted in its entirety and Section 5.19 is then renumbered "Section 5.18".

               (e) SECTIONS 6.1(b) and (c) of the Credit Agreement are amended by adding the words "president or" immediately before the phrase "chief financial officer" in each section.

               (f) SECTION 6.1(j) of the Credit Agreement is deleted in its entirety and Section 6.1(k) is then renumbered "Section 6.1(j)".

               (g) SECTION 6.4 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.4. CONDUCT OF BUSINESS. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; PROVIDED, HOWEVER, that nothing in this SECTION 6.4 shall

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          prohibit the dissolution or sale, transfer or other disposition of any
          Subsidiary that is not otherwise prohibited by this Agreement.

               (h) SECTION 6.10 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.10. CAPITAL STOCK AND DIVIDENDS. So long as any Default or Unmatured Default has occurred and is continuing before or immediately after giving effect thereto, the Borrower will not declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock or any options or other rights in respect thereof at any time outstanding.

               (i) SECTION 6.11 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.11. MERGER. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that (a) a Wholly-Owned Subsidiary may merge into the Borrower or any Wholly-Owned Subsidiary of the Borrower, (b) the Borrower or any Subsidiary may merge or consolidate with any other Person so long as the Borrower or such Subsidiary is the continuing or surviving corporation and, prior to and after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist, and (c) any Subsidiary may enter into a merger or consolidation as a means of effecting a disposition or acquisition which would not result in a Default or Unmatured Default.

               (j) SECTION 6.13 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.13. AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) for transactions between the Borrower and any Wholly-Owned Subsidiary of the Borrower or between Wholly-Owned Subsidiaries of the Borrower and
          (b) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

               (k) SECTION 6.16 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.16. SALE OF ASSETS. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of Property which represents more than 25% of the consolidated assets of the Borrower and

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          its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the quarter immediately preceding the date on which such determination is made, to any other Person(s) in any Fiscal Year.

               (l) SECTION 6.17.1 of the Credit Agreement is amended in its entirety and replaced with the following:

               6.17.1. MINIMUM CONSOLIDATED NET WORTH. The Borrower shall at all times maintain a minimum Consolidated Net Worth of at least $2,500,000,000.

               (m) SECTION 11.2 of the Credit Agreement is amended by deleting the parenthetical in the first sentence of such section in its entirety and replacing it with the following parenthetical:

               (other than payments received pursuant to SECTION 3.1, 3.2, 3.4, 3.5 or 9.6)

               (n) SECTION 13.1 of the Credit Agreement is amended by adding the following sentence at the end of such Section:

               Notwithstanding anything to the contrary in this Section, the Borrower may furnish the financial statements described in SECTIONS 6.1(a) and 6.1(b) by email or by posting such financial statements on an internet web site made available to the Lenders.

               (o) The PRICING SCHEDULE to the Credit Agreement is amended in its entirety and replaced by the "Pricing Schedule" attached to this Amendment.

          2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

               (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

               (c) Other than the September 20, 2002 amendment to the Borrower's Bylaws previously delivered to the Agent, there have been no amendments, supplements

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     or modifications to any of the Articles of Incorporation, Bylaws or
     certificate of incumbency of the Borrower delivered to the Agent on February 8, 2002; and

               (d) No Default or Unmatured Default has occurred and is continuing.

          3. EFFECTIVE DATE. Section 1 of this Amendment shall become effective upon:

               (a) the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders; and

               (b) the delivery by the Borrower of such other documents as the Agent may reasonably request.

The date upon which such events have occurred is the "Effective Date".

          4.   REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. COSTS AND EXPENSES. The Borrower hereby affirms its obligations under Section 9.6 of the Credit Agreement to reimburse the Agent for all costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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          8.   COUNTERPARTS.  This  Amendment  may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                           [signature pages to follow]

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     IN WITNESS WHEREOF, the parties executed this Amendment as of the date and year first above written.

                                        AON CORPORATION


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------



                                        BANK ONE, NA


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:   cynthia_priest@bankone.com


                                        ABN AMRO BANK N.V.


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                         Email:
                                               ----------------------------

         Signature Page to Amendment No.2 of Three Year Credit Agreement

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                                        CITIBANK, N.A.


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        (f/k/a First Union National Bank)


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        JPMORGAN CHASE BANK


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        THE BANK OF NEW YORK


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------

         Signature Page to Amendment No.2 of Three Year Credit Agreement

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                                        THE NORTHERN TRUST COMPANY


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        BANK OF MONTREAL


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        FLEET NATIONAL BANK


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        ROYAL BANK OF CANADA


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------

         Signature Page to Amendment No.2 of Three Year Credit Agreement

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                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        WELLS FARGO BANK, N.A.


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------



                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------

         Signature Page to Amendment No.2 of Three Year Credit Agreement

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                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        MIZUHO CORPORATE BANK, LTD.
                                        (as successor to The Fuji Bank, Limited)


                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------


                                        STATE STREET BANK AND TRUST
                                        COMPANY

                                        By:
                                           --------------------------------

                                        Print Name:
                                                   ------------------------

                                        Title:
                                              -----------------------------

                                        Email:
                                               ----------------------------

         Signature Page to Amendment No.2 of Three Year Credit Agreement

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                                PRICING SCHEDULE

                            LEVEL I       LEVEL II       LEVEL III      LEVEL IV       LEVEL V       LEVEL VI
                             STATUS        STATUS         STATUS         STATUS        STATUS         STATUS
-------------------------------------------------------------------------------------------------------------------
BORROWER DEBT               AA-/Aa3         A+/A1          A/A2           A-/A3       BBB+/Baa1     LESS THAN
     RATING                                                                                         BBB+/Baa1
-------------------------------------------------------------------------------------------------------------------
    Applicable
Facility Fee Rate              .07%           .08%           .09%           .11%         .125%            .15%
-------------------------------------------------------------------------------------------------------------------
    Applicable
      Margin
-------------------------------------------------------------------------------------------------------------------
Eurodollar Rate                .13%           .17%           .21%          .265%         .375%           .475%
-------------------------------------------------------------------------------------------------------------------
Alternate Base
Rate                           0.0            0.0            0.0            0.0           0.0             0.0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Applicable
Utilization Fee
Rate* (GREATER THAN 33%)       .10%           .10%           .10%          .125%          .25%            .25%
======================================================================================================================

     Subject to the following two sentences, a particular Level Status shall exist on a particular day if on such day the Borrower does not qualify for a Level Status with more advantageous pricing and either the Moody's Rating or the S&P Rating is at least equal to the corresponding rating specified for such Level Status in the table above. In the event of a difference in the equivalent "rating level" from S&P and Moody's resulting in a split of only one level, then the Level Status shall be determined by reference to the higher of the two Ratings. In the event of a difference in the equivalent "rating level" from S&P and Moody's resulting in a split of greater than one level, then the Level Status shall be that Level Status one below the Level Status determined by reference to the higher of the two Ratings. The above ratings are in the format of S&P Rating/Moody's Rating.

----------
* The Applicable Utilization Fee Rate shall be payable with respect to outstanding Advances on days when Utilization is greater than 33%. "Utilization" means, for any day, a percentage equal to the aggregate principal amount of Loans hereunder and "Loans" (as defined in the 364-Day Agreement) outstanding on such day (and at the close of business on such day if a Business Day) divided by the sum on such day of the Aggregate Commitment and the "Aggregate Commitment" under the 364-Day Agreement; PROVIDED that for purposes of computing Utilization (a) the Aggregate Commitment shall be deemed to in no event be less than the aggregate outstanding principal amount of the Loans, (b) the "Aggregate Commitment" (as defined in the 364-Day Agreement) shall be deemed to in no event be less than the aggregate outstanding principal amount of the "Loans" (as defined in the 364-Day Agreement) and (c) on and after the "Revolving Credit Termination Date" (as defined in the 364-Day Agreement), the "Aggregate Commitment" (as defined in the 364-Day Agreement) shall be deemed to be equal to the aggregate outstanding principal amount of the "Loans" (as defined in the 364-Day Agreement).

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     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Level Status" means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

     "Moody's Rating" means, at any time, the Borrower Debt Rating issued by Moody's and then in effect.

     "Rating" means Moody's Rating or S&P Rating.

     "S&P Rating" means, at any time, the Borrower Debt Rating issued by S&P and then in effect.

     The Applicable Margin, Applicable Facility Fee Rate and Applicable Utilization Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Level Status as determined from its then-current Moody's and S&P Ratings. The Rating in effect on any date for the purposes of this
Schedule is that in effect at the close of business on such date. If at any time the Borrower has no Moody's Rating or no S&P Rating or the Borrower does not qualify for a Level Status with more advantageous pricing, Level VI Status shall exist.